Exhibit 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in Health and Retirement Properties Trust's registration statement on Amendment No. 1 to Form S- 3 of our report dated February 16, 1996 included in Marriott International, Inc.'s Form 10-K for the year ended December 29, 1995 and to all references to our Firm included in this registration statement.

                                               /s/ Arthur Anderson LLP

                                               ARTHUR ANDERSON LLP


Washington, D.C.
June 14, 1996